Exhibit 10.3

OMNIBUS AMENDMENT TO OTHER TRANSACTION DOCUMENTS

AND REAFFIRMATION OF GUARANTY

THIS OMNIBUS AMENDMENT TO OTHER TRANSACTION DOCUMENTS AND REAFFIRMATION OF GUARANTY (this “Amendment and Reaffirmation”) is made as of April 26, 2019 (the “Effective Date”), by and among NSREIT CB LOAN, LLC, CB LOAN NT-II, LLC, CLNC CREDIT 3, LLC, CLNC CREDIT 4, LLC, CLNC CREDIT 3EU, LLC, and CLNC CREDIT 3UK, LLC, each a Delaware limited liability company (collectively, “Seller”), CREDIT RE OPERATING COMPANY, LLC, a Delaware limited liability company (“Guarantor”) and CITIBANK, N.A., a national banking association (“Buyer”).

RECITALS:

WHEREAS, Original Seller and Buyer entered into that certain Master Repurchase Agreement, dated as of April 23, 2018 (the “Original Repurchase Agreement”);

WHEREAS, concurrently with the Effective Date of this Amendment and Reaffirmation, Sellers and Buyer have entered into that certain Amended and Restated Master Repurchase Agreement (the “Repurchase Agreement”), which Repurchase Agreement amended, restated and replaced in its entirety the Original Repurchase Agreement (the “A&R Transaction”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Repurchase Agreement; and

WHEREAS, in connection with the A&R Transaction, the parties hereto desire to (i) amend each of the Transaction Documents, excepting only the Repurchase Agreement and the Custodial Agreement (collectively, the “Other Transaction Documents”) and (ii) reaffirm the obligations of Guarantor under the Guaranty.

NOW THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

AGREEMENT:

1. AMENDMENTS TO OTHER TRANSACTION DOCUMENTS. The Other Transaction Documents are hereby amended as follows:

(a) Any references to, and any definition of, the “Repurchase Agreement” in any of the Other Transaction Documents shall mean, and such definition is hereby amended to refer to, the Repurchase Agreement, as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.

2. REAFFIRMATION OF GUARANTY. Guarantor hereby (i) acknowledges and consents to the A&R Transaction and the execution and delivery of this Amendment and Reaffirmation and (ii) represents, warrants and covenants that notwithstanding the execution and delivery of this Amendment and Reaffirmation and the occurrence of the A&R Transaction, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.

3. GUARANTOR’S REPRESENTATIONS. Guarantor represents and warrants that (i) Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment and Reaffirmation, (ii) this Amendment and Reaffirmation has been duly executed and delivered by or on behalf of Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Guarantor of this Amendment and Reaffirmation, and (iv) any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Guarantor of this Amendment and Reaffirmation has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

4. SELLER’S REAFFIRMATION. Each Seller represents, warrants and covenants to Buyer that all of the terms, covenants and conditions of the Transaction Documents remain unmodified (except as expressly modified hereby) and are in full force and effect and enforceable in accordance with their respective terms. Any inconsistency between this Amendment and Reaffirmation and the Transaction Documents (as same existed before this Amendment and Reaffirmation) shall be resolved in favor of this Amendment and Reaffirmation, whether or not this Amendment and Reaffirmation specifically modifies the particular provision(s) in the Transaction Documents inconsistent with this Amendment and Reaffirmation.

5. SELLER’S REPRESENTATIONS. Each Seller represents and warrants that (i) such Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and Reaffirmation, (ii) this Amendment and Reaffirmation has been duly executed and delivered by or on behalf of such Seller and constitutes the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles, (iii) no Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by such Seller of this Amendment and Reaffirmation, and (iv) any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by such Seller of this Amendment and Reaffirmation has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

6. GOVERNING LAW. This Amendment and Reaffirmation shall be governed in accordance with the terms and provisions of Section 20 of the Repurchase Agreement.

7. SEVERABILITY. Wherever possible, each provision of this Amendment and Reaffirmation shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment and Reaffirmation shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment and Reaffirmation.

8. COUNTERPARTS. This Amendment and Reaffirmation may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures

9. SUCCESSORS AND ASSIGNS. This Amendment and Reaffirmation shall inure to the benefit of and shall be binding on the parties hereto and their respective successors and assigns.

10. AMENDMENTS. This Amendment and Reaffirmation may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Reaffirmation to be duly executed by their duly authorized representatives, all as of the day and year first above written.

SELLER:

NSREIT CB LOAN, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

CB LOAN NT-II, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

CLNC CREDIT 3, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

CLNC CREDIT 4, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

[Signature Page to Omnibus Amendment to Other Transaction Documents and Reaffirmation of Guaranty]

CLNC CREDIT 3EU, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

CLNC CREDIT 3UK, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

GUARANTOR:

CREDIT RE OPERATING COMPANY, LLC, a Delaware limited liability company

By:	/s/ David A. Palamé
Name: David A. Palamé
Title: Vice President

[Signature Page to Omnibus Amendment to Other Transaction Documents and Reaffirmation of Guaranty]

BUYER:

CITIBANK, N.A.

By:	/s/ Richard B. Schlenger
Name: Richard B. Schlenger
Title: Authorized Signatory

[Signature Page to Omnibus Amendment to Other Transaction Documents and Reaffirmation of Guaranty]